UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Sunstone Hotel Investors, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86097-P45277 Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. SUNSTONE HOTEL INVESTORS, INC. 15 ENTERPRISE SUITE 200 ALISO VIEJO, CA 92656 SUNSTONE HOTEL INVESTORS, INC. You invested in SUNSTONE HOTEL INVESTORS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 1, 2026. Get informed before you vote View the Notice of Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 1, 2026 8:00 a.m. Pacific Time Hyatt Regency San Francisco 5 Embarcadero Center, CA 94111 2026 Annual Meeting Vote by April 30, 2026 11:59 PM ET. For shares held in a Plan, vote by April 28, 2026 11:59 PM ET.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V86098-P45277 Voting Items Board Recommends 1. Election of the following nine nominees to serve as directors until the next Annual Meeting and until their successors are elected and qualified: 1a. W. Blake Baird For 1b. Michael Barnello For 1c. Andrew Batinovich For 1d. Monica S. Digilio For 1e. Bryan A. Giglia For 1f. Kristina M. Leslie For 1g. Murray J. McCabe For 1h. Verett Mims For 1i. Douglas M. Pasquale For 2. Ratification of the Audit Committee’s appointment of Ernst & Young LLP to act as the independent registered public accounting firm for the fiscal year ending December 31, 2026. For 3. Advisory vote to approve the compensation of Sunstone’s named executive officers, as set forth in Sunstone’s Proxy Statement for the 2026 Annual Meeting. For NOTE: Transaction of such other business as may be properly brought before the Annual Meeting or any adjournment or postponement thereof. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. THE PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO MARCH 18, 2026.